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                 AGREEMENT IN SETTLEMENT OF DEBT

THIS AGREEMENT (the "Agreement") is entered into on June 13, 2001, by and between LEGAL ACCESS TECHNOLOGIES, INC., FKA DYNAMIC
ASSOCIATES, INC., a Nevada corporation ("Dynamic"), and Grace Sim and Jan Wallace, Individuals ("Creditors").

                         R E C I T A L S:
                         ---------------

WHEREAS, the Dynamic currently owes Creditors $126,138.71 of which Dynamic owes Jan Wallace $80,875.18 and Grace Sim $45,263.53; and

WHEREAS, the parties wish to settle this debt through the distribution of Dynamic's Common Stock;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:

1. Dynamic hereby agrees to issue Creditors the following shares of common stock:

                            No. of Shares
                            -------------
         Grace Sim          45,264
         Jan Wallace        80,875

2. In consideration of the issuance of common stock as described in section 1 above, Creditors agree to forever release and remise Dynamic and any of its assigns, successors, officers and directors from any and all obligation on this debt. Creditors further represent and warrant that they have no other claim, in any form, against Dynamic at this time.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                  Legal Access Technologies, Inc.


                                      /s/ Michael A. Cane
                                  By: -------------------

                                  Title:  President

                                  /s/ Grace Sim
                                  -------------------
                                  Grace Sim


                                  /s/ Jan Wallace
                                 ----------------_
                                  Jan Wallace